UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2011

THE PMI GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13664 (Commission File Number)	94-3199675 (I.R.S. Employer Identification No.)

PMI Plaza, 3003 Oak Road
Walnut Creek, California  94597
(Address of principal executive offices, including zip code)

(925) 658-7878
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01Other Events.

On July 5, 2011, The PMI Group, Inc. issued a press release announcing (i) that QBE Insurance Group Limited (“QBE”) had waived the right to make deductions to the value of the contingent promissory note received from QBE in connection with the 2008 sale of PMI Australia and (ii) that PMI Mortgage Insurance Co. had received a profit commission from QBE relating to a reinsurance transaction between the parties. Further information and detail is provided in the press release, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits:

The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description
99.1	The PMI Group, Inc. Press Release dated July 5, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PMI GROUP, INC.

Dated:  July 6, 2011                                                                By:         /s/ Thomas H. Jeter
Thomas H. Jeter
Group Senior Vice President, Chief Accounting Officer and Corporate Controller

EXHIBIT INDEX

Number	Description of Exhibit
99.1	The PMI Group, Inc. Press Release dated July 5, 2011.